SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 4, 2005

KANSAS CITY SOUTHERN

(Exact name of company as specified in its charter)

DELAWARE	1-4717	44-0663509

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983-1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure

KCS (“the Company”, “KCS”) is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the web site presentation describing the transaction under the Company’s Amended Acquisition Agreement with Grupo TMM, S.A.(“Grupo TMM”) under which KCS would acquire control of TFM, S.A. de C.V.(“TFM”) which operates one of the three major rail systems in Mexico. The information included in this Current Report on Form 8-K, including Exhibit 99.1 is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

In connection with the proposed acquisition pursuant to the Amended and Restated Acquisition Agreement, KCS will file relevant materials with the Securities and Exchange Commission (“SEC”), including an amended proxy statement soliciting stockholder approval of certain actions in connection with the transaction. Stockholders are urged to read the amended proxy statement, as well as any amendments and supplements to the proxy statement (if and when they become available) and any other relevant documents files with the SEC, because they will contain important information about the transaction. Stockholders and investors may obtain the amended proxy statement and any other relevant documents free of charge at the SEC’s Internet web site at www.sec.gov. Stockholders may also obtain free of charge the amended proxy statement and any other relevant documents by contacting the office of the Corporate Secretary at KCS’ principal executive offices at (816) 983-1538. Written requests should be mailed to P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105). Such definitive amended proxy statement is not currently available. KCS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from KCS stockholders with respect to approval of certain actions in connection with the transaction. Information regarding these directors and executive officers and their beneficial ownership interests in KCS can be found in KCS’ proxy statement on Schedule 14A, filed with the SEC on April 5, 2004, in connection with the 2004 annual meeting of KCS stockholders. Investors may obtain additional information regarding the interest of such participants by reading the amended proxy statement files in connection with the transaction when it becomes available.

Item 9.01          Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Document

(99)	Additional Exhibits

99.1	Web Site Presentation issued by Kansas City Southern dated January 4, 2005 entitled “KCS and TMM amended acquisition agreement summary,” is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern
Date: January 4, 2005	By:	/s/ James S. Brook
James S. Brook
Vice President and Comptroller (Principal Accounting Officer)